Q3 Fiscal   2020   LETTER TO   SHAREHOLDERS   December 8, 2020

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 2   Our mission   To be the most trusted and convenient   online destination for pet parents   (and partners) everywhere.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 3   $1.78   $363   +44.9% YoY   +2.8% YoY   +80.4% YoY excluding share-   based compensation   +118.2% YoY +280 bps YoY   25.5%   $(32.8)million $5.5 million 0.3%   17.8   billion   FINANCIAL & OPERATING DATA   million   Net Sales   Net Sales Per   Active Customer (1)   Net Loss (2) Adjusted EBITDA (3) Adjusted EBITDA Margin (3)   +39.8% YoY   Active Customers   Gross Margin   +180 bps YoY   Q3 Fiscal 2020 Highlights   Q3 2019   Q3 2020   +460 bps YoY   (1.8)%   Net Margin (2)   Q319 Q320   11/1/2020 11/3/2019 % Change 11/1/2020 11/3/2019 % Change   $ 1,782,000 $ 1,229,801 44.9% $ 5,103,252 $ 3,492,218 46.1%   $ (32,847) $ (79,000) 58.4% $ (113,534) $ (191,430) 40.7%   (1.8)% (6.4)% (2.2)% (5.5)%   $ 5,502 $ (30,228) 118.2% $ 24,403 $ (75,177) 132.5%   0.3% (2.5)% 0.5% (2.2)%   $ 63,433 $ 1,581 n/m $ 55,288 $ (27,753) 299.2%   $ 32,898 $ (12,794) n/m $ (44,970) $ (66,292) 32.2%   17,788 12,723 39.8% 17,788 12,723 39.8%   $ 363 $ 360 0.8% $ 363 $ 360 0.8%   $ 1,232,743 $ 865,190 42.5% $ 3,495,535 $ 2,408,661 45.1%   69.2% 70.4% 68.5% 69.0%   (1)   (2)   (3)   (4)   (5)   (6)   Adjusted EBITDA (3)   Adjusted EBITDA margin (3)   Net cash provided by (used in) operating activities   39 Weeks Ended   Net Sales per Active Customer (NSPAC) year-over-year calculation excludes the impact of the 14th week in Q4 2018 on Q3 2019 NSPAC.   (in thousands, except net sales per active customer and   percentages)   13 Weeks Ended   Net sales   Net loss (2)   Net margin (2)   Includes share-based compensation expense, including related taxes, of $25.1 million and $105.2 million for the thirteen and thirty-nine weeks ended   November 1, 2020 compared to $39.3 million and $90.4 million for the thirteen and thirty-nine weeks ended November 3, 2019.   Free cash flow (3)   Active customers (4)   Net sales per active customer (5)   Autoship customer sales (6)   Autoship customer sales as a percentage of net sales (6)   n/m - not meaningful   Adjusted EBITDA, adjusted EBITDA margin and free cash flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional   information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.   We define active customers as customers who have ordered, and for whom an order has shipped, at least once during the preceding 364-day period.   We define net sales per active customer for a given fiscal quarter as the aggregate net sales for the preceding four fiscal quarters, divided by the total   number of active customers at the end of that fiscal quarter.   We define Autoship customers as customers for whom an order has shipped through our Autoship subscription program during the preceding 364-day   period.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 4   We are pleased to share our results for the third quarter ended November 1, 2020. We again delivered   over half a billion dollars of net sales growth in the quarter and customer engagement levels remain high.   Our pace of active customer acquisitions remains well-above pre-pandemic levels and we generated   another quarter of positive adjusted EBITDA.   Third-Quarter Financial Highlights:   Chewy’s mission is to be the most trusted and convenient online destination for pet parents (and partners)   everywhere. We believe we are positively transforming the industry with a superior value proposition   that keeps our customers at the center of everything we do, from our high-touch customer service, to our   broad assortment of brands, to delivering on the core e-commerce tenets of speed and convenience. We   are maniacally focused on providing a truly unique and personalized shopping experience that builds trust,   brand loyalty, and drives repeat purchasing.   • Net sales of $1.78 billion, an increase of 44.9 percent year-over-year   • Gross margin expanded 180 basis points year-over-year to 25.5 percent   • Adjusted EBITDA was $5.5 million and adjusted EBITDA margin expanded 280 basis points to 0.3   percent   Dear   Shareholder,

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 5   Q3 Fiscal 2020   Business Highlights   Our third-quarter results reflect Chewy’s relentless focus on execution and customer experience coupled   with the positive macro trends of accelerated e-commerce migration and increased pet ownership. These   trends came together yet again to produce another quarter of strong net sales growth. Volume in the   back half of the quarter outperformed expectations as traffic, conversion, orders, and customer retention   all strengthened from September into October as customers shifted their shopping behavior this year to   shopping earlier, responding favorably to our expanded assortment and innovative product and service   launches such as personalization and gifting.   Coming into the third quarter, we expected an early start to the holiday season and the Chewy team was   prepared and ready to shift into high gear when it came. In the summer of 2020, we began optimizing   our inventory and preparing our fulfillment centers, anticipating that holiday demand would add to the   elevated tempo that has been in place since March.   Creating Positive, Consistent, and Sustainable Momentum   We delivered third-quarter gross margin of 25.5 percent, consistent with our performance last quarter   and reflecting a 180 bps year-over-year increase. The promotional environment was muted throughout   most of the quarter, before picking up in mid-October with the early launch of the holiday season. As   such, promotional discounts were less of a gross margin headwind than forecast. Shipping costs were   also in line as we worked closely with our freight partners to uphold customer delivery experiences.   Private label was a strong contributor in the quarter, as private label hardgood penetration reached   16 percent. Our seasonal businesses, such as Halloween, were also strong, improving private label   merchandise mix by 20 points, to 70 percent, showcasing the quality and appeal of our newly launched   proprietary assortment. This helped grow total third-quarter hardgoods sales, which includes both third-   party and private label hardgoods, by more than 70 percent compared to last year.   Over the past few quarters, our team has been working hard to reformat our proprietary brands strategy   by introducing compelling merchandise — many at expanded price points — improving discoverability   and delivering an overall tremendous value proposition for our customers. This strategy is creating   positive, consistent, and sustainable momentum and is driving incremental profitability in our portfolio.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 6   CHEWY’S GROWING FOCUS ON PET HEALTH AND WELLNESS   We continue to execute against our commitment to pets and pet parents to deliver exceptional customer   experiences by offering a broad assortment of brands and products with the convenience of e-commerce.   That commitment extends to pet health and wellness. As part of our goal to make pet healthcare more   affordable and accessible, we recently launched medication compounding and “Connect with a Vet”.   These two innovative ventures are valuable additions to our growing healthcare business and represent   our first service-based offerings for pet parents.   Compounding: Pioneering Bar-Raising Customer Experience in $1 Billion Fragmented Market   Compounding is a service offered through our pharmacy where we customize medications to the specific   needs of individual pets. Some pets can’t take medications in their commercially available forms. They   may need a liquid instead of a tablet, or a specialized dosage or formula. To enable these requirements,   our licensed pharmacists use ingredients sourced from FDA-registered manufacturers to custom-prepare   medications in our labs to the exact specifications provided by veterinarians.   Today, we offer this service exclusively to pets and pet parents. In the future, we plan to offer this service   directly to the veterinarians, so they can offer compound medications directly to their in-clinic patients.   In both of these use cases, we seek to pioneer bar-raising customer experiences across a billion-dollar,   highly fragmented market.   “Connect With a Vet”: Serving Pets and Pet Parents in a Convenient and Satisfying Way   Our new telehealth service, “Connect with a Vet”, connects Chewy pet parents directly to a contracted,   licensed veterinarian using our proprietary tele-triage platform where veterinarians answer questions,   offer advice, and discuss pet health concerns without diagnosing medical conditions or recommending   treatments. Instead, they make referrals to local vets or emergency clinics, if needed, which drives traffic   to these veterinary clinics for medical diagnosis and treatment.   We offer this service free of charge to Autoship customers from 8am to 8pm eastern time, Monday to   Friday, across 47 states.   To date, program utilization rates are encouraging and the customer feedback is positive.   “Connect with a Vet” is a first-of-its-kind service. We are still in early days and have a lot more to learn.   At the same time, we have taken an important first step toward building a telehealth platform that can   evolve and expand over time as our culture of innovation advances the technology platform, and as the   regulatory environments modernize to meet the needs of today’s pet patients and providers.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 7   Q3 Fiscal 2020   Financial Highlights   Chewy continued to deliver on our growth strategy in the third quarter of 2020 as we produced another   quarter of positive adjusted EBITDA. Year-over-year, net sales increased 44.9 percent, gross margin expanded   180 basis points, and 5.1 million pet parents, net, joined our active customer base.   NOTE: Gross Margin is defined as Gross Profit divided by Net Sales.   Net sales were $1.78 billion, a year-over-year   increase of 44.9 percent. The key revenue drivers   in the quarter were a 39.8 percent increase in active   customers and a 2.8 percent increase in net sales   per active customer, to $363, excluding the impact   of the extra week in the fourth quarter of 2018. Sales   accelerated in October as customers responded   favorably to our expanded assortment and improved   merchandising.   Net Sales   Autoship customer sales were $1.23 billion, a year-   over-year increase of 42.5 percent and reached   69.2 percent of total net sales. We define Autoship   customers as customers for whom an order has   shipped through our Autoship subscription program   during the preceding 364-day period. Autoship   provides pet parents with convenient and flexible   automatic reordering and delivery that makes   meeting their recurring needs even easier.   Autoship Customer Sales   Gross margin of 25.5 percent represented a   180-basis point improvement over last year, driven   by a lighter promotions environment combined   with strength in contribution from our private label,   healthcare, and hardgoods business.   Gross Margin   ($Millions)   ($Millions)

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 8   Net loss was $32.8 million compared to $79.0 million   last year, reflecting sales momentum, expanded gross   margin, and increased operating expense leverage.   Net loss included share-based compensation and   related tax expense of $25.1 million compared to   $39.3 million last year.   Net margin was negative 1.8 percent, a 460 basis point   improvement over last year. Excluding share-based   compensation and related tax expense, net margin   improved 280 basis points to negative 0.4 percent.   Net Loss   Adjusted EBITDA was $5.5 million, an increase of   $35.7 million compared to last year. Adjusted EBITDA   margin was 0.3 percent, an improvement of 280 basis   points year-over-year. While gross margin was strong,   operating cost headwinds affected our ability to   convert gross profit into adjusted EBITDA as efficiently   as we did earlier in the year. Cost headwinds included   new fulfilment center launches, bonuses and incentives   for fulfillment center and customer service team   members, residual COVID-19 costs, and increased   marketing expenses as a recovering economy and   political campaigns drove a surge in digital advertising   that increased channel input costs in the quarter.   Adjusted EBITDA(1)   Net cash provided by operating activities was $63.4   million, compared to $1.6 million last year. The   positive operating cash in the quarter was a function   of the strong sales momentum we saw in the quarter,   particularly in the latter half as the holiday shopping   season got off to an early start in October.   Net Cash Provided by (Used in)   Operating Activities   ($Millions)   ($Millions)   ($Millions)   NOTE: Fiscal year 2017 includes non-routine items: (i) $33.9 million   for compensation expenses to our employees as a result of PetSmart’s   acquisition of us and (ii) $28.1 million of acquisition-related costs   incurred for our benefit as part of PetSmart’s acquisition of us. There   were no similar items in any other period.   NOTE: Fiscal year 2017 includes non-routine items: (i) $33.9 million   for compensation expenses to our employees as a result of PetSmart’s   acquisition of us and (ii) $28.1 million of acquisition-related costs   incurred for our benefit as part of PetSmart’s acquisition of us.   There were no similar items in any other period.   NOTE: Fiscal year 2017 includes non-routine items: (i) $33.9 million   for compensation expenses to our employees as a result of PetSmart’s   acquisition of us and (ii) $28.1 million of acquisition-related costs   incurred for our benefit as part of PetSmart’s acquisition of us.   There were no similar items in any other period.   (1) Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for additional information on non-GAAP financial measures    and a reconciliation to the most comparable GAAP measures.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 9   Free cash flow was positive $32.9 million compared   to negative $12.8 million last year. Third-quarter free   cash flow included $63.4 million of cash provided   by operating activities and $30.5 million of cash   used by capital investments. Capital investments   continue to focus on distribution capacity, including   our new fulfillment center in Archbald, PA and our   limited catalog fulfillment center in Kansas City, MO.   We ended the quarter with $505.8 million of cash   on hand, reflecting prior period cash balances, cash   generated in the third quarter, and net proceeds   from our September follow-on equity offering.   We will host a conference call and earnings webcast at 5:00 pm Eastern time today to discuss   these results. Investors and participants can access the call by dialing (866) 270-1533 in the U.S. or   (412) 317-0797 internationally, using the conference code 10150093. A live webcast will also be   available on Chewy’s investor relations website at investor.chewy.com. Thank you for taking the   time to review our letter, and we look forward to your questions on our call this afternoon.   Sincerely,   Sumit Singh, CEO   Free Cash Flow(1)   Media Contact:   Diane Pelkey   dpelkey@chewy.com   Investor Contact:   Robert A. LaFleur   ir@chewy.com   Closing   ($Millions)   Mario Marte, CFO   NOTE: Fiscal year 2017 includes non-routine items: (i) $33.9 million   for compensation expenses to our employees as a result of PetSmart’s   acquisition of us and (ii) $28.1 million of acquisition-related costs   incurred for our benefit as part of PetSmart’s acquisition of us.   There were no similar items in any other period.   (1) Free cash flow is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for additional information on non-GAAP financial   measures and a reconciliation to the most comparable GAAP measures

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 10   Condensed Consolidated Balance Sheets   Chewy, Inc.   (in thousands, except share and per share data)   As of   November 1, February 2,   2020 2020   Assets (Unaudited)   Current assets:   Cash and cash equivalents $ 505,828 $ 212,088   Accounts receivable 97,920 80,478   Inventories 482,649 317,808   Due from Parent, net 20,689 626   Prepaid expenses and other current assets 29,457 18,789   Total current assets 1,136,543 629,789   Property and equipment, net 202,090 118,731   Operating lease right-of-use assets 297,871 179,052   Other non-current assets 6,736 4,749   Total assets $ 1,643,240 $ 932,321   Liabilities and stockholders' deficit   Current liabilities:   Trade accounts payable $ 769,434 $ 683,049   Accrued expenses and other current liabilities 549,302 417,489   Total current liabilities 1,318,736 1,100,538   Operating lease liabilities 323,948 200,439   Other long-term liabilities 56,977 35,318   Total liabilities 1,699,661 1,336,295   Stockholders' deficit:   Preferred stock, $0.01 par value per share, 5,000,000 shares   authorized, no shares issued and outstanding as of November 1,   2020 and February 2, 2020 — —   Class A common stock, $0.01 par value per share, 1,500,000,000   shares authorized, 95,275,138 and 66,445,422 shares issued and   outstanding as of November 1, 2020 and February 2, 2020,   respectively 953 665   Class B common stock, $0.01 par value per share, 395,000,000   shares authorized, 317,338,356 and 334,922,454 shares issued and   outstanding as of November 1, 2020 and February 2, 2020,   respectively 3,173 3,349   Additional paid-in capital 1,897,459 1,436,484   Accumulated deficit (1,958,006) (1,844,472)   Total stockholders' deficit (56,421) (403,974)   Total liabilities and stockholders' deficit $ 1,643,240 $ 932,321   Chewy, Inc.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 11   Chewy, Inc.   Condensed Consolidated Statements of Operations   Chewy, Inc.   (in thousands, except per share data. Unaudited)   13 Weeks Ended 39 Weeks Ended   November 1,   2020   November 3,   2019   November 1,   2020   November 3,   2019   Net sales $ 1,782,000 $ 1,229,801 $ 5,103,252 $ 3,492,218   Cost of goods sold 1,327,442 938,021 3,836,629 2,674,313   Gross profit 454,558 291,780 1,266,623 817,905   Operating expenses:   Selling, general and administrative 352,250 258,488 1,015,488 684,948   Advertising and marketing 134,616 112,071 363,200 325,086   Total operating expenses 486,866 370,559 1,378,688 1,010,034   Loss from operations (32,308) (78,779) (112,065) (192,129)   Interest (expense) income, net (539) (221) (1,469) 699   Loss before income tax provision (32,847) (79,000) (113,534) (191,430)   Income tax provision — — — —   Net loss $ (32,847) $ (79,000) $ (113,534) $ (191,430)   Net loss per share attributable to common   Class A and Class B stockholders, basic   and diluted $ (0.08) $ (0.20) $ (0.28) $ (0.48)   Weighted average common shares used in   computing net loss per share attributable   to common Class A and Class B   stockholders, basic and diluted 409,260 401,317 405,014 397,235

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 12   Condensed Consolidated Statements of Cash Flows   Chewy, Inc.   (in thousands, Unaudited)   39 Weeks Ended   November 1,   2020   November 3,   2019   Cash flows from operating activities   Net loss $ (113,534) $ (191,430)   Adjustments to reconcile net loss to net cash provided by (used in)   operating activities:   Depreciation and amortization 24,598 22,716   Share-based compensation expense 100,188 90,361   Non-cash lease expense 18,020 13,571   Other 223 2,075   Net change in operating assets and liabilities:   Accounts receivable (17,442) (45,348)   Inventories (164,841) (69,081)   Prepaid expenses and other current assets (11,581) (25,619)   Other non-current assets (204) (2,397)   Trade accounts payable 86,385 134,807   Accrued expenses and other current liabilities 123,232 46,899   Operating lease liabilities (11,415) (6,006)   Other long-term liabilities 21,659 1,699   Net cash provided by (used in) operating activities 55,288 (27,753)   Cash flows from investing activities   Capital expenditures (100,258) (38,539)   Cash advances provided to Parent, net of reimbursements (1,767) (11,320)   Other (2,000) —   Net cash used in investing activities (104,025) (49,859)   Cash flows from financing activities   Proceeds from issuance of common stock, net of offering costs 318,775 —   Proceeds from initial public offering, net of underwriting discounts,   commissions and offering costs — 110,576   Proceeds from tax sharing agreement with Parent 23,213 14,500   Payment of debt issuance costs — (781)   Contribution from Parent 975 975   Principal repayments of finance lease obligations (486) (118)   Net cash provided by financing activities 342,477 125,152   Net increase in cash and cash equivalents 293,740 47,540   Cash and cash equivalents, as of beginning of period 212,088 88,331   Cash and cash equivalents, as of end of period $ 505,828 $ 135,871

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 13   Chewy, Inc. Non-GAAP Financial Measures   Adjusted EBITDA and Adjusted EBITDA Margin   To provide investors with additional information regarding our financial results, we disclose adjusted EBITDA,   a non-GAAP financial measure that we calculate as net loss excluding depreciation and amortization;   share-based compensation expense and related taxes; income tax provision; interest income (expense), net   management fee expense; transaction costs and other items that we do not consider representative of our   underlying operations. We have provided a reconciliation below of adjusted EBITDA to net loss, the most   directly comparable GAAP financial measure.   We include adjusted EBITDA because it is a key measure used by our management and board of directors to   evaluate our operating performance, generate future operating plans and make strategic decisions regarding   the allocation of capital. In particular, the exclusion of certain expenses in calculating adjusted EBITDA   facilitates operating performance comparability across reporting periods by removing the effect of non-   cash expenses and certain variable charges. Accordingly, we believe that adjusted EBITDA provides useful   information to investors and others in understanding and evaluating our operating results in the same manner   as our management and board of directors.   We believe it is useful to exclude non-cash charges, such as depreciation and amortization, share-based   compensation expense and management fee expense from our adjusted EBITDA because the amount of   such expenses in any specific period may not directly correlate to the underlying performance of our business   operations. We believe it is useful to exclude income tax provision; interest income (expense), net; and   transaction and other costs as these items are not components of our core business operations. Adjusted   EBITDA has limitations as a financial measure, and you should not consider it in isolation or as a substitute for   analysis of our results as reported under GAAP. Some of these limitations are:   • although depreciation and amortization are non-cash charges, the assets being depreciated and   amortized may have to be replaced in the future and adjusted EBITDA does not reflect capital expenditure   requirements for such replacements or for new capital expenditures;   • adjusted EBITDA does not reflect share-based compensation and related taxes. Share-based compensation   has been, and will continue to be for the foreseeable future, a recurring expense in our business and an   important part of our compensation strategy;   • adjusted EBITDA does not reflect interest income (expense), net; or changes in, or cash requirements for,   our working capital;   • adjusted EBITDA does not reflect transaction and other costs which are generally incremental costs that   result from an actual or planned transaction and include transaction costs (i.e. IPO costs), integration   consulting fees, internal salaries and wages (to the extent the individuals are assigned full-time to   integration and transformation activities) and certain costs related to integrating and converging IT   systems; and   • other companies, including companies in our industry, may calculate adjusted EBITDA differently, which   reduces its usefulness as a comparative measure.   Because of these limitations, you should consider adjusted EBITDA and adjusted EBITDA margin alongside   other financial performance measures, including various cash flow metrics, net loss, net margin, and our other   GAAP results.

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 14   The following table presents a reconciliation of net loss to adjusted EBITDA for each of the periods indicated.   Free Cash Flow   To provide investors with additional information regarding our financial results, we also disclose free cash flow, a   non-GAAP financial measure that we calculate as net cash provided by (used in) operating activities less capital ex-   penditures (which consist of purchases of property and equipment, including servers and networking equipment,   capitalization of labor related to our website, mobile applications, and software development, and leasehold im-   provements). We have provided a reconciliation below of free cash flow to net cash provided by (used in) operat-   ing activities, the most directly comparable GAAP financial measure.   We include free cash flow because it is an important indicator of our liquidity as it measures the amount of cash   we generate. Accordingly, we believe that free cash flow provides useful information to investors and others in   understanding and evaluating our operating results in the same manner as our management and board of directors.   Free cash flow has limitations as a financial measure, and you should not consider it in isolation or as a substitute   for analysis of our results as reported under GAAP. There are limitations to using non-GAAP financial measures,   including that other companies, including companies in our industry, may calculate free cash flow differently.   Because of these limitations, you should consider free cash flow alongside other financial performance measures,   including net cash provided by (used in) operating activities, capital expenditures and our other GAAP results.   The following table presents a reconciliation of net cash provided by (used in) operating activities to free cash flow   for each of the periods indicated.   We define net margin as net loss divided by net sales and adjusted EBITDA margin as adjusted EBITDA divided by   net sales.   ($ in thousands, except percentages) 13 Weeks Ended 39 Weeks Ended   Reconciliation of Net Loss to Adjusted EBITDA   November 1,   2020   November 3,   2019   November 1,   2020   November 3,   2019   Net loss $ (32,847) $ (79,000) $ (113,534) $ (191,430)   Add (deduct):   Depreciation and amortization 9,262 8,137 24,598 22,716   Share-based compensation expense and related taxes 25,090 39,348 105,228 90,361   Interest expense (income), net 539 221 1,469 (699)   Management fee expense(1) 325 325 975 975   Transaction related costs — — — 1,396   Other 3,133 741 5,667 1,504   Adjusted EBITDA $ 5,502 $ (30,228) $ 24,403 $ (75,177)   Net sales $ 1,782,000 $ 1,229,801 $ 5,103,252 $ 3,492,218   Net margin (1.8) % (6.4) % (2.2) % (5.5) %   Adjusted EBITDA margin 0.3% (2.5) % 0.5% (2.2) %   (1) Management fee expense allocated to us by PetSmart, Inc. for organizational oversight and certain limited corporate   functions provided by its sponsors. Although we are not a party to the agreement governing the management fee, this   management fee is reflected as an expense in our condensed consolidated financial statements.   ($ in thousands) 13 Weeks Ended 39 Weeks Ended   Reconciliation of Net Cash Provided by (Used in)   Operating Activities to Free Cash Flow   November 1,   2020   November 3,   2019   November 1,   2020   November 3,   2019   Net cash provided by (used in) operating activities $ 63,433 $ 1,581 $ 55,288 $ (27,753)   Deduct:   Capital expenditures (30,535) (14,375) (100,258) (38,539)   Free Cash Flow $ 32,898 $ (12,794) $ (44,970) $ (66,292)

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 15   Fiscal Fourth Quarter 2020 Guidance   Market, Ranking and Other Industry Data   In this communication we refer to information regarding market data obtained from internal sources, market   research, publicly available information, and industry publications. Estimates are inherently uncertain,   involve risks and uncertainties, and are subject to change based on various factors, including those discussed   in the section titled “Forward-Looking Statements” and the “Risk Factors” included in our periodic filings   with the Securities and Exchange Commission. We believe that these sources and estimates are reliable   as of the date of this communication but have not independently verified them and cannot guarantee their   accuracy or completeness.   We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide   an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net,   and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA and   GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a   reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However,   such items could have a significant impact on GAAP net income (loss).   Fiscal Year 2020 Guidance   Adjusted EBITDA Margin (1)   (1) Adjusted EBITDA and adjusted EBITDA Margin are a non-GAAP financial measures. See “Non-GAAP Financial Measures” for additional   information on non-GAAP financial measures.   It remains important to note that conditions surrounding COVID-19 remain unpredictable and risks still remain.   See the section titled “Forward-Looking Statements” and the “Risk Factors” included in our periodic filings   with the Securities and Exchange Commission.   0.2 percent to 0.4 percent   Net Sales $1.94 billion - $1.96 billion 43% to 45% year-over-year growth   Net Sales $7.04 billion - $7.06 billion 45% to 46% year-over-year growth   Free cash flow may be affected in the near to medium term by the timing of capital investments (such as the   launch of new fulfillment centers, customer service centers, and corporate offices and purchases of IT and other   equipment), fluctuations in our growth and the effect of such fluctuations on working capital, and changes   in our cash conversion cycle due to increases or decreases of vendor payment terms as well as inventory   turnover.   Guidance   As we enter the final quarter of 2020, we have good visibility on the early holiday shopping season and the   balance of risks on the cost horizon for the remainder of the year. While we expect to exit fiscal 2020 at a   substantially elevated pace of business compared to where we started the year, we are ever mindful that   opportunities and risks continue to exist side-by-side in the unique environment in which we operate. As   always, we stand ready to capitalize on the opportunities and confront risks as and when they arise.   Based on strong early-quarter results and accelerated customer demand and spending, we are increasing our   guidance ranges for the fourth fiscal quarter and full year fiscal 2020, which ends January 31, 2021, as follows:

Chewy, Inc. | Q3 Fiscal 2020 Letter to Shareholders 16   Forward-Looking Statements   This communication contains forward-looking statements about us and our industry that involve substantial risks   and uncertainties. All statements other than statements of historical facts contained in this communication, including   statements regarding our future results of operations or financial condition, business strategy and plans and objectives   of management for future operations, are forward-looking statements. In some cases, you can identify forward-   looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,”   “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will” or “would”   or the negative of these words or other similar terms or expressions. These forward-looking statements include, but   are not limited to, statements concerning our ability to successfully manage risks relating to the spread of COVID-19,   including any adverse impacts on our supply chain, workforce, facilities, customer services, and operations; sustain our   recent growth rates and manage our growth effectively; acquire new customers in a cost-effective manner and increase   our net sales per active customer; accurately predict economic conditions and their impact on consumer spending   patterns, particularly in the pet products market, and accurately forecast net sales and appropriately plan our expenses   in the future; introduce new products or offerings and improve existing products; successfully compete in the pet   products and services retail industry, especially in the e-commerce sector; source additional, or strengthen our existing   relationships with, suppliers; negotiate acceptable pricing and other terms with third-party service providers, suppliers   and outsourcing partners and maintain our relationships with such entities; optimize, operate and manage the expansion   of the capacity of our fulfillment centers; provide our customers with a cost-effective platform that is able to respond and   adapt to rapid changes in technology; maintain adequate cybersecurity with respect to our systems and ensure that our   third-party service providers do the same with respect to their systems; successfully manufacture and sell our own private   brand products; maintain consumer confidence in the safety and quality of our vendor-supplied and private brand food   products and hardgood products; comply with existing or future laws and regulations in a cost-efficient manner; attract,   develop, motivate and retain well-qualified employees; and adequately protect our intellectual property rights and   successfully defend ourselves against any intellectual property infringement claims or other allegations that we may be   subject to.   You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking   statements contained in this communication primarily on our current expectations and projections about future events   and trends that we believe may affect our business, financial condition, and results of operations. The outcome of the   events described in these forward-looking statements is subject to risks, uncertainties and other factors described in   our filings with the Securities and Exchange Commission and elsewhere in this communication. Moreover, we operate   in a very competitive and rapidly-changing environment. New risks and uncertainties emerge from time to time, and it   is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements   contained in this communication. The results, events and circumstances reflected in the forward-looking statements   may not be achieved or occur, and actual results, events or circumstances could differ materially from those described   in the forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs   and opinions on the relevant subject. These statements are based on information available to us as of the date of this   communication. While we believe that information provides a reasonable basis for these statements, that information   may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive   inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned   not to unduly rely on these statements. The forward-looking statements made in this communication relate only to events   as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements   made in this communication to reflect events or circumstances after the date of this communication or to reflect new   information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the   plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance   on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future   acquisitions, mergers, dispositions, joint ventures or investments.